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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 15, 2001



                                 NEW FOCUS, INC.
             (Exact name of registrant as specified in its charter)



              Delaware                       0-29811                          33-0404910
  (State or other jurisdiction of    (Commission File Number)     (IRS Employer Identification No.)
           incorporation)




                                5215 Hellyer Ave.
                             San Jose, CA 95138-1001
                    (Address of principal executive offices)



                                 (408) 284-4700
              (Registrant's telephone number, including area code)


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ITEM 5: OTHER EVENTS

         On October 15, 2001, New Focus, Inc., a Delaware corporation, issued a press release announcing a change in the Company's management.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 99.1 -- Press release of New Focus, Inc. dated October 15, 2001



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 15, 2001                    NEW FOCUS, INC.

                                          By:  /s/ William L. Potts, Jr.
                                          ------------------------------
                                          William L. Potts, Jr.
                                          Chief Financial Officer

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                                 EXHIBIT INDEX
Exhibit No.
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99.1        Press release of New Focus, Inc. dated October 15, 2001